Exhibit 16(24)(a)

                                POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kirk P. Wickman, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-59749
                                    33-62481
                                    33-63611
                                    33-63657
                                    33-80750
                                   333-22723
                                   333-49581
                                   333-87131

Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 11th day of February, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


        Signature/Title


    /s/ Thomas J. McInerney
---------------------------------
      Thomas J. McInerney
    Director and President

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kirk P. Wickman, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-59749
                                    33-62481
                                    33-63611
                                    33-63657
                                    33-80750
                                   333-22723
                                   333-49581
                                   333-87131

Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 11th day of February, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



        Signature/Title



    /s/ Catherine H. Smith
---------------------------------
      Catherine H. Smith
           Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kirk P. Wickman, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-59749
                                    33-62481
                                    33-63611
                                    33-63657
                                    33-80750
                                   333-22723
                                   333-49581
                                   333-87131

Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 11th day of February, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


       Signature/Title



    /s/ Shaun P. Mathews
---------------------------------
      Shaun P. Mathews
          Director

                                POWER OF ATTORNEY

I, the undersigned Vice President, Corporate Controller and Assistant Treasurer of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kirk P. Wickman, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-59749
                                    33-62481
                                    33-63611
                                    33-63657
                                    33-80750
                                   333-22723
                                   333-49581
                                   333-87131

Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 11th day of February, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


         Signature/Title



      /s/ Deborah Koltenuk
---------------------------------
        Deborah Koltenuk
         Vice President,
    Corporate Controller and
       Assistant Treasurer

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kirk P. Wickman, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-59749
                                    33-62481
                                    33-63611
                                    33-63657
                                    33-80750
                                   333-22723
                                   333-49581
                                   333-87131

Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 11th day of February, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


       Signature/Title



    /s/ David W. O'Leary
---------------------------------
      David W. O'Leary
          Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kirk P. Wickman, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-59749
                                    33-62481
                                    33-63611
                                    33-63657
                                    33-80750
                                   333-22723
                                   333-49581
                                   333-87131

Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 11th day of February, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


        Signature/Title



     /s/ Steven A. Haxton
---------------------------------
       Steven A. Haxton
           Director